Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. Q4 Earnings Supplemental Materials March 8, 2023 1

Advancing medicines. Solving problems. Improving lives. ® Disclaimer This presentation contains “forward-looking” statements that are based on the beliefs and assumptions and on information currently available to management of Aquestive Therapeutics, Inc. (together with its consolidated subsidiary, the “Company”, “we” or “our”). All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include information regarding our estimated financial position for the quarter and year ended December 31, 2022 and financial outlook for 2023; the Company’s estimated forecasts to pay down its current debt; the anticipated impact of our End-of-Phase 2 (EOP2) meeting with the United States Food and Drug Administration (FDA); the advancement and related timing of AQST-109 through the regulatory and development pipeline; clinical trial timing and plans for AQST-109, including the ability to address the FDA’s concerns provided in the EOP2 meeting; statements regarding the approval of Libervant™ by the FDA for U.S. market access and overcoming orphan drug market exclusivity of a competing FDA approved product extending to January 2027 and the timing of such review; and business strategies, market opportunities and other statements that are not historical facts. These forward-looking statements are also subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredients and other raw materials supply chain, manufacture and distribution; sale of and demand for our products; our liquidity and availability of capital resources, customer demand for our products and services; customers' ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, we are unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials for AQST-109; risk of the Company’s failure to generate sufficient data in support of its New Drug Application (NDA) submission for FDA approval of AQST-109; risk of the Company’s failure to address the concerns identified in the FDA EOP2 meeting for AQST- 109; risk of delays in or the failure to receive FDA approval of AQST-109; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other risks and uncertainties affecting the Company described under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q, current reports on Form 8-K and our other filings with the Securities and Exchange Commission. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this presentation. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements for any reason after the date of this presentation, or to conform any of the forward-looking statements to actual results or to changes in its expectations. Financial information contained in this presentation relating to the three and twelve months ended December 31, 2022 are preliminary and unaudited and remain subject to change. As such the Company’s independent auditors have not audited, studied, reviewed or performed any procedures with respect to such preliminary information and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. Our financial closing procedures for the quarter and year ended December 31, 2022 have not been completed, and as such there can be no assurance that such preliminary results are indicative of the future performance of the Company and actual results may differ materially. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. PharmFilm®, Sympazan® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. © 2023 Property of Aquestive Therapeutics, Inc. 2

Advancing medicines. Solving problems. Improving lives. Q4 2022 Earnings: Key Messages AQST-109 (Epinephrine Sublingual Film)  Completed End-of-Phase 2 (EoP2) meeting with the FDA in December 2022  On track to start pivotal pharmacokinetic (PK) study in Q3 2023 with top-line data readout anticipated in late Q4 2023  Continuing to characterize administration of AQST-109 under potential conditions of allergic reaction consistent with FDA’s expectations Solid Financial Performance in 2022  Ended 2022 with $27.3 million in cash and cash equivalents  Generated $47.7 million in revenue, compared to guidance range of $46 million to $49 million  EBITDA loss of $35.3 million, compared to guidance range of $37 million to $43 million LIBERVANTTM (diazepam) buccal film  Provided clinical data to FDA addressing orphan drug exclusivity block  FDA responded that it is actively reviewing the data 3

Advancing medicines. Solving problems. Improving lives. 4 Strong Ending to 2022…. - Positive decision to dismiss Aquestive from Suboxone® States’ antitrust case - Sympazan® licensing deal with Otter Pharmaceuticals, subsidiary of Assertio Holdings NOVEMBER - Completion of End-of-Phase 2 meeting with FDA for AQST-109 - Announced the prepayment of outstanding debt OCTOBER - Ending cash of $27.3 million - Met or exceeded revenue and EBITDA guidance DECEMBER

Advancing medicines. Solving problems. Improving lives. 5 Cash Position Strengthened Each Quarter in 2022 14.7 17.7 18.6 27.3 0 5 10 15 20 25 30 Ending Cash Ending Cash by Quarter Q1 2022 Q2 2022 Q3 2022 Q4 2022 All figures in USD millions

Advancing medicines. Solving problems. Improving lives. 6 Debt Position Forecasted to Decrease in Q1 and Throughout 2023 51.5 42.4 39.0 34.4 29.8 0 10 20 30 40 50 60 Ending Cash Forecasted Debt by Quarter Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 All figures in USD millions

Advancing medicines. Solving problems. Improving lives. 7 Limited Common Share Issuance Since June 2022 Capital Raise 45,462,516  53,424,922  54,390,696    Q2 2022  Q3 2022  Q4 2022 Weighted Average Common Shares Outstanding by Quarter

Advancing medicines. Solving problems. Improving lives. Manufacturing Operations 8

Advancing medicines. Solving problems. Improving lives. Manufacturing Operations Continues to Meet Expectations and Generate Cash Flow 9 27,890 30,916 49,182 47,505 36,413 42,182 47,041 41,097 36,863 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 PHARMFILM® VOLUME (MILLIONS)

Advancing medicines. Solving problems. Improving lives. 2023 Outlook 10

Advancing medicines. Solving problems. Improving lives. 2023 Outlook Update 2023 Outlook • Total revenues of approximately $37 to $41 million • Non-GAAP adjusted EBITDA loss of approximately $31 to $36 million 11

Advancing medicines. Solving problems. Improving lives. Thank You